Exhibit 1


                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

                             Dated January 29, 2008

      The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

      This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.


                                    ABAX LOTUS LTD.

                                    By:   /s/ Jamie Tadelis
                                          ---------------------------------
                                    Name:       Jamie Tadelis
                                    Title:      General Counsel


                                    ABAX GLOBAL OPPORTUNITIES FUND

                                    By:   /s/ Jamie Tadelis
                                          ---------------------------------
                                    Name:       Jamie Tadelis
                                    Title:      General Counsel


                                    ABAX ARHAT FUND

                                    By:   /s/ Jamie Tadelis
                                          ---------------------------------
                                    Name:       Jamie Tadelis
                                    Title:      General Counsel


                                    ABAX UPLAND FUND, LLC


                                    By:   /s/ Jamie Tadelis
                                          ---------------------------------
                                    Name:       Jamie Tadelis
                                    Title:      General Counsel


                                    ABAX GLOBAL CAPITAL

                                    By:   /s/ Jamie Tadelis
                                          ---------------------------------
                                    Name:       Jamie Tadelis
                                    Title:      General Counsel





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                                    ABAX CLAREMONT LTD.

                                    By:   /s/ Jamie Tadelis
                                          ---------------------------------
                                    Name:       Jamie Tadelis
                                    Title:      General Counsel



                                    /s/ Christopher Chung-Yi Hsu
                                    --------------------------------
                                    Christopher Chung-Yi Hsu



                                    /s/ Xiang Dong Yang
                                    --------------------------------
                                    Xiang Dong Yang